UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 12, 2017

SkyPeople Fruit Juice, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

 (Address of principal executive offices, including zip code)

(86-29) 8837-7216

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 12, 2017, SkyPeople Fruit Juice, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”), pursuant to which the Company will offer to the Purchasers, in a registered direct offering, an aggregate of 862,097 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”).  The Shares will be sold to the Purchasers at a negotiated purchase price of $3.10 per share, for aggregate gross proceeds to the Company of $2,672,500, before deducting fees to the placement agent and other estimated offering expenses payable by the Company.  The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on August 3, 2015, amended on February 17, 2017, and was declared effective on February 23, 2017 (File No. 333-206353) (the “Registration Statement”).

In a concurrent private placement, the Company is also issuing to the each of the Purchasers a warrant to purchase one (1) share of the Company’s Common Stock for each share purchased under the Purchase Agreement, pursuant to that certain Common Stock Purchase Warrant, by and between the Company and each Purchaser (each, a “Warrant”, and collectively, the “Warrants”).  The Warrants will be exercisable beginning on the six month anniversary of the date of issuance at an initial exercise price of $5.20 per share and will expire on the five and a half year anniversary of the date of issuance.

The Warrants and the shares of the Company’s Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement, and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.  Each Purchaser is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Each Purchaser, either alone or together with its representatives, has enough knowledge and experience to be considered a sophisticated investor, has access to the type of information normally provided in a prospectus for a registered securities offering, and has agreed not to resell or distribute the Warrants or the Warrant Shares to the public except pursuant to sales registered or exempted under the Securities Act.

In connection with the private placement and in accordance with the Purchase Agreement, the Company is required to file a registration statement on Form S-1 within 45 calendar days after the date of the Purchase Agreement to provide for the resale of the Warrant Shares.

Rodman & Renshaw, a unit of H.C. Wainwright & Co., is serving as our placement agent in connection with the offering under the Purchase Agreement and will receive warrants to purchase our Common Stock in an amount equal to 4% of our Shares sold to the Purchasers in the offering on substantially the same terms as the Warrants, with an initial exercise price of $5.20 per share, except that the termination date shall be April 12, 2022 and the warrants shall have certain transfer restrictions pursuant to FINRA Rule 5110 (the “Placement Agent Warrants”).

The Warrants will be issued as individual warrant agreements to investors, and the Placement Agent Warrants will be issued as an individual warrant agreement to the placement agent.

Per the terms of the Purchase Agreement, the Company has agreed with the Purchasers to the following: (i) that subject to certain exceptions, the Company will not, within the ninety day period immediately following the closing of the offering, enter into any agreement to issue or announce the issuance or proposed issuance of any securities; (ii) the Company will not, during the period in which the Warrants are outstanding, enter into an agreement to effect a “Variable Rate Transaction,” as that term is defined in the Purchase Agreement; and (iii) until the one-year anniversary of the closing of the offering, the Company will not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares then outstanding and still held by them, subject to certain exceptions.

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The Company also agreed to indemnify each of the Purchasers against certain losses resulting from its breach of any representations, warranties or covenants under agreements with each of the Purchasers, as well as under certain other circumstances described in the Purchase Agreement.

The representations, warranties and covenants contained in the Purchase Agreement and Warrants were made solely for the benefit of the parties to the Purchase Agreement and Warrants. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and Warrants and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement and form of Warrant are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and Warrants, which subsequent information may or may not be fully reflected in public disclosures.

The form of Purchase Agreement and form of Warrant are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summary of the terms of the Purchase Agreement and Warrants is subject to, and qualified in its entirety by, the form of Purchase Agreement and form of Warrant, which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Please see the disclosure regarding the Warrants and the Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

On April 13, 2017, the Company issued a press release announcing the offering described in Item 1.01 above, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 to this Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Title or Description
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyPeople Fruit Juice, Inc.

Date: April 13, 2017	By:	/s/ Hongke Xue
	Name:	Hongke Xue
	Title:	Chief Executive Officer

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